UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   January 30, 2007
                                                --------------------------------

                              GSAMP Trust 2007-FM1
              -----------------------------------------------------
                         (Exact name of issuing entity)

                          GS Mortgage Securities Corp.
              -----------------------------------------------------
              (Exact name of depositor as specified in its charter)

                         Goldman Sachs Mortgage Company
              -----------------------------------------------------
               (Exact name of sponsor as specified in its charter)

        Delaware                   333-132809-46                13-3387389
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(State or other jurisdiction       (Commission                (IRS Employer
    of incorporation               File Number               Identification No.
     of depositor)               of issuing entity)          of depositor)

85 Broad Street, New York, New York                                10004
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(Address of principal executive offices of depositor)            (Zip Code)

Depositor's telephone number, including area code   (212) 902-1000
                                                 -------------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the depositor under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            ------------

      On January 30, 2007, GS Mortgage Securities Corp. (the "Company") caused the issuance of the GSAMP Trust 2007-FM1 Mortgage Pass-Through Certificates, Series 2007-FM1 (the "Certificates"). The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of January 1, 2007 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Fremont Investment & Loan, as responsible party and servicer, Wells Fargo Bank, N.A., as master servicer and securities administrator, and Deutsche Bank National Trust Company, as trustee. The Class A-1, Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class R, Class RC and Class RX Certificates (the "Publicly Offered Certificates"), having an aggregate initial principal amount of $673,986,200 were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement, dated as of January 29, 2007, by and between the Company and the Underwriter.

      The Class B-1, Class B-2, Class X and Class P Certificates were sold by the Depositor to Goldman, Sachs & Co. in a transaction exempt from registration under the Securities Act of 1933 (the "Act") pursuant to Section 4(2) under the Act. The net proceeds from the sale of these certificates were applied by the Depositor toward the purchase of the mortgage loans constituting the pool assets.

      Attached as exhibits are certain agreements that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------

(c)   Exhibits

Exhibit 1 Underwriting Agreement, dated as of January 29, 2007, by and between GS Mortgage Securities Corp., as depositor, and Goldman, Sachs & Co., as underwriter.

Exhibit 4 Pooling and Servicing Agreement, dated as of January 1, 2007, by and among GS Mortgage Securities Corp., as depositor, Fremont Investment & Loan, as responsible party and servicer, Wells Fargo Bank, N.A., as master servicer and securities administrator, and Deutsche Bank National Trust Company, as trustee.

Exhibit 10.1 ISDA Master Agreement, dated as of January 30, 2007, by and between Goldman Sachs Mitsui Marine Derivatives Products, L.P., the swap and cap provider, and Wells Fargo Bank, N.A., the securities administrator (included as part of Exhibit X to Exhibit 4).

Exhibit 10.2 Schedule to the Master Agreement, dated as of January 30, 2007, by and between Goldman Sachs Mitsui Marine Derivatives Products, L.P., the swap and cap provider, and Wells Fargo Bank, N.A., the securities administrator (included as part of Exhibit X to Exhibit 4).

Exhibit 10.3 Confirmation, dated January 12, 2007, by and among Goldman Sachs Capital Markets, L.P., Goldman Sachs Mitsui Marine Derivatives Products, L.P., the swap provider, Goldman Sachs Mortgage Company, L.P., and Wells Fargo Bank, N.A., the securities administrator (included as part of Exhibit X to Exhibit 4).

Exhibit 10.4 Confirmation, dated January 12, 2007, by and among Goldman Sachs Capital Markets, L.P., Goldman Sachs Mitsui Marine Derivatives Products, L.P., the cap provider, Goldman Sachs Mortgage Company, L.P., and Wells Fargo Bank, N.A., the securities administrator (included as part of Exhibit X to Exhibit 4).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: February 16, 2007                  GS MORTGAGE SECURITIES CORP.


                                          By:   /s/ Michelle Gill
                                             -----------------------------------
                                             Name:  Michelle Gill
                                             Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------

Item 601(a) of
Regulation S-K                                                     Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------
     1
                        Underwriting Agreement, dated as of            (E)
                        January 29, 2007, by and between GS
                        Mortgage Securities Corp., as
                        depositor, and Goldman, Sachs & Co.,
                        as underwriter.

     4                  Pooling and Servicing Agreement,               (E)
                        dated as of January 1, 2007, by and
                        among GS Mortgage Securities Corp.,
                        as depositor, Fremont Investment &
                        Loan, as responsible party and
                        servicer, Wells Fargo Bank, N.A., as
                        master servicer and securities
                        administrator, and Deutsche Bank
                        National Trust Company, as trustee.

    10.1                ISDA Master Agreement, dated as of             (E)
                        January 30, 2007, by and between
                        Goldman Sachs Mitsui Marine
                        Derivatives Products, L.P., the swap
                        and cap provider, and Wells Fargo
                        Bank, N.A., the securities
                        administrator (included as part of
                        Exhibit X to Exhibit 4).

    10.2                Schedule to the Master Agreement,              (E)
                        dated as of January 30, 2007, by and
                        between Goldman Sachs Mitsui Marine
                        Derivatives Products, L.P., the swap
                        and cap provider, and Wells Fargo
                        Bank, N.A., the securities
                        administrator (included as part of
                        Exhibit X to Exhibit 4).

    10.3                Confirmation, dated January 12, 2007,          (E)
                        by and among Goldman Sachs Capital
                        Markets, L.P., Goldman Sachs Mitsui
                        Marine Derivatives Products, L.P.,
                        the swap provider, Goldman Sachs
                        Mortgage Company, L.P., and Wells
                        Fargo Bank, N.A., the securities
                        administrator (included as part of
                        Exhibit X to Exhibit 4).

    10.4                Confirmation, dated January 12, 2007,          (E)
                        by and among Goldman Sachs Capital
                        Markets, L.P., Goldman Sachs Mitsui
                        Marine Derivatives Products, L.P.,
                        the cap provider, Goldman Sachs
                        Mortgage Company, L.P., and Wells
                        Fargo Bank, N.A., the securities
                        administrator (included as part of
                        Exhibit X to Exhibit 4).